EXHIBIT 99.1

The following certification is provided by the undersigned President and Principal Executive Officer of UnionBancorp, Inc. on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  Certification
                                  -------------

In connection with the Quarterly Report of UnionBancorp, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on November 13, 2002 (the "Report"), I, Charles J. Grako, President and Principal Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ CHARLES J. GRAKO
                                       -----------------------------------------
                                       Name:  Charles J. Grako
                                       Title: President and
                                              Principal Executive Officer
                                       Date:  November 13, 2002



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